U.S. GOVERNMENT
RESERVES

SEMIANNUAL REPORT
MARCH 31, 1997

[GRADISON MUTUAL FUNDS LOGO]

This material is intended for distribution to shareholders of the Gradison U.S. Government Reserves Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison U.S. Government Reserves Fund. McDonald & Company Securities, Inc.--Distributor

GRADISON MUTUAL FUNDS
580 WALNUT STREET
CINCINNATI, OHIO  45202-3198

GRADISON U.S. GOVERNMENT RESERVES
Letter to Shareholders

May 15, 1997

Dear U.S. Government Reserves Shareholder:

SEMIANNUAL REPORT March 31, 1997 marked the midpoint of the twenty-second fiscal year of Gradison U.S. Government Reserves money market fund. The Fund's financial statements as of this date appear on the following pages. The portfolio of investments appears on pages 5 and 6. Investment results as of March 31 and yield information for the first half of the fiscal year (October 1996 - March 1997) appear at the end of this letter. The 7-day average yield of U.S. Government Reserves money market fund as of May 15 was 4.87% which produced a compound effective yield of 4.99%.

STEEPED IN TRADITION... U.S. Government Reserves can trace its roots to the earliest days of the money market fund industry. Back in 1976, our Cash Reserves Trust money market fund began operations. It was the 35th money market fund in the nation. In September 1993, three other McDonald Investments money market funds were merged into Cash Reserves Trust to form U.S. Government Reserves money market fund. Since that combination, the Fund's assets have grown by 57%. This pace of growth has significantly outstripped the industry's growth rate of 38% over the same period. We believe that this success is the direct result of the high level of service and professionalism that our long experience as money market fund managers allows us to deliver to shareholders of U.S. Government Reserves money market fund.

 ...FOCUSED ON THE FUTURE We continue to search for ways to increase the value that we deliver to shareholders of U.S. Government Reserves money market fund. Within the next few months we will take advantage of new and enhanced computer capabilities to upgrade our current shareholder account system. We expect this change to significantly improve productivity and operational flexibility. We are determined to search for the most efficient means to delivering those services that will be of the greatest value to you.

MONEY MARKET DYNAMICS The extraordinary stability of short term interest rates over the past year ended in the first calendar quarter of 1997. The Federal Open Market Committee (FOMC) raised the federal funds target rate to 5.50% from 5.25% in March. Investors observed accelerating economic growth and the FOMC action was intended to reduce the pace of that growth to a sustainable level. Prior to the increase in short term rates, there had been a sentiment among some investors that Fed action might be deferred since most measures of inflation were remarkably tame. But the Fed seems to have focused on the immutability of the business cycle rather than a particular indicator. A robust labor market (with low unemployment, strong job creation, and accelerating wage rates) coupled with solid levels of construction and manufacturing activity, and high factory utilization rates would seem to provide all the ingredients for accelerating inflation.


                                                     1-800-869-5999 [ARTWORK]

A student of monetary policy can find little evidence that the Fed has successfully reined in economic expansion with a single 25 basis point rate hike. Perhaps this time will be different. However, until we observe evidence that the pace of economic growth is slowing to a sustainable, non-inflationary level, we will prepare for higher money market rates.

As always, we welcome your comments, suggestions and questions. Shareholder Service representatives are available during normal business hours, and we are available should the need arise. Call (800) 569-5999 toll free from anywhere in the nation or 579-5700 in Cincinnati.

Respectfully,

/s/ C. Stephen Wesselkamper      /s/ Paul J. Weston
C. Stephen Wesselkamper          Paul J. Weston
Executive Vice President         Executive Vice President


 U.S. GOVERNMENT RESERVES YIELDS                       AVERAGE DAILY        EFFECTIVE*
  7 days ended 3/31/97                                    4.72%                4.84%
  6 months ended 3/31/97                                  4.65%                4.70%
  12 months ended 3/31/97                                 4.63%                4.73%
  12 months ended 9/30/96                                 4.70%                4.82%
------------------------------------------------------------------------------------


  *Effective yields reflect reinvestment and compounding of actual dividends for the periods; for the 7 day and 6 month periods, calculation of the effective yield assumes reinvestment and compounding of the 7 day and 6 month returns for an entire year. The foregoing yields represent past performance. Future yields will fluctuate. The yield for the 7 day period ending May 15, 1997 was 4.87% and the effective yield was 4.99%.

                --- U.S. GOVERNMENT RESERVES AVERAGE ANNUAL
                    TOTAL RETURN PERIODS ENDED MARCH 31, 1997
                --- Consumer Price Index

 10 Years          5 Years           3 Years          1 Year        Quarter*
  5.40%             3.90%             4.67%           4.73%           1.16%
  3.60%             2.80%             2.80%           2.80%           0.40%


  * Not annualized.

  The chart above is intended to compare the total return results of the U.S. Government Reserves with the Consumer Price Index which is widely considered as a measure of inflation. Total returns reflect the reinvestment and compounding of actual daily dividends and distributions for each period noted above. Total returns are historical and will fluctuate in the future.

  Gradison U.S. Government Reserves acquired all of the outstanding shares of Gradison Cash Reserves (GCR), Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. on September 27, 1993. Returns prior to that date are those of GCR, which invested in non-government obligations, the yields of which generally exceed yields of government obligations.

  An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)
(Unaudited)

                                                SIX MONTHS                            YEAR ENDED SEPTEMBER 30,
                                                  ENDED          -----------------------------------------------------------------
                                               MARCH 31, 1997        1996        1995       1994           1993(3)        1992(3)
Net asset value at beginning of period         $    1.000        $    1.000  $    1.000  $    1.000     $    1.000      $    1.000
                                               ----------        ----------  ----------  ----------     ----------      ----------
Net investment income                                .023              .047        .050        .029           .025            .037
Dividends from net investment income                (.023)            (.047)      (.050)      (.029)         (.025)          (.037)
                                               ----------        ----------  ----------  ----------     ----------      ----------
Net asset value at end of period               $    1.000        $    1.000  $    1.000  $    1.000     $    1.000      $    1.000
                                               ==========        ==========  ==========  ==========     ==========      ==========
Total return                                         2.34%(1)          4.86%       5.10%       2.97%          2.55%           3.83%
                                               ==========        ==========  ==========  ==========     ==========      ==========
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period (in millions)      $  1,544.1        $  1,333.1  $  1,224.1  $  1,001.2     $    979.8      $    575.9

RATIOS NET OF EXPENSES
WAIVED BY THE ADVISER:

Ratio of expenses to average net assets               .72%              .75%        .78%        .80%(2)        .81%            .75%
Ratio of net investment income to
  average net assets                                 4.65%             4.72%       5.00%       2.90%(2)       2.53%           3.77%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total return represents the actual return over the period and has not been annualized.

(2) During the year ended September 30, 1994, the adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of expenses to average net assets was .81% and the ratio of net investment income to average net assets was 2.89%.

(3) Prior to September 27, 1993, the financial results are those of Gradison Cash Reserves, the assets and liabilities of which were acquired by the Fund effective September 27, 1993 (Note 1).


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITIED)

  MATURITY,   INTEREST      PRINCIPAL
 COUPON RATE   RATE(2)       AMOUNT           VALUE

 FEDERAL FARM CREDIT BANKS,
    DISCOUNT NOTES - 7.93%

  4/01/97             5.25% $ 23,850,000    $ 23,850,000
  4/02/97             5.25    19,940,000      19,937,092
  4/15/97             5.22    19,000,000      18,961,430
  5/01/97             5.46    16,010,000      15,937,154
  5/16/97             5.46    20,000,000      19,863,500
  5/22/97             5.26    10,000,000       9,925,483
  9/18/97             5.51    19,000,000      18,505,631
                                            ------------
                                             126,980,290
                                            ------------
FEDERAL FARM CREDIT BANKS, BONDS - 1.72%

 4/01/97,     5.25%   5.25    15,000,000      15,000,000
 6/03/97,     5.60%   5.42    12,600,000      12,603,129
                                            ------------
                                              27,603,129
                                            ------------
FEDERAL FARM CREDIT BANKS,
    FLOATING RATE NOTES (1) - 15.62%

  4/01/97             5.34    50,000,000      50,000,000
  6/13/97             5.60    50,000,000      50,000,000
  6/27/97             5.55    49,994,279      49,994,279
  2/03/98             5.47    49,983,866      49,983,866
  2/20/98             5.30    49,969,535      49,969,534
                                            ------------
                                             249,947,679
                                            ------------
FEDERAL FARM CREDIT BANKS,
    FLOATING RATE MASTER NOTE (1) - 6.56%

  10/16/97            5.26   105,000,000     105,000,000
                                            ------------

FEDERAL HOME LOAN BANKS,
    DISCOUNT NOTES - 35.76%

   4/01/97            5.40% $ 15,300,000    $ 15,300,000
   4/02/97            5.21     7,000,000       6,998,987
   4/03/97            5.20    25,000,000      24,992,778
   4/10/97            5.32    50,000,000      49,933,550
   4/15/97            5.21    25,000,000      24,949,347
   4/17/97            5.19    30,000,000      29,931,233
   4/22/97            5.15     8,200,000       8,175,366
   4/24/97            5.24    42,355,000      42,213,379
   5/01/97            5.23    24,105,000      23,999,844
   5/08/97            5.24    25,000,000      24,865,361
   5/13/97            5.21    26,975,000      26,811,037
   5/15/97            5.42    25,000,000      24,834,389
   5/22/97            5.15    15,000,000      14,890,563
   5/29/97            5.25    75,000,000      74,365,222
   5/30/97            5.21    28,590,000      28,346,898
   6/19/97            5.36    25,000,000      24,706,219
   7/03/97            5.24    14,000,000      13,810,668
   7/23/97            5.24    12,000,000      11,802,627
   7/29/97            5.19    11,960,000      11,754,816
   8/25/97            5.24    15,300,000      14,974,858
   9/18/97            5.43    25,000,000      24,359,549
   9/23/97            5.45    15,000,000      14,602,604
   9/29/97            5.54    36,800,000      35,774,977
                                            ------------
                                             572,394,272
                                            ------------
--------------------------------------------------------



                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITIED)

  MATURITY,   INTEREST      PRINCIPAL
 COUPON RATE   RATE(2)       AMOUNT           VALUE

FEDERAL HOME LOAN BANKS, BONDS - 3.85%
 7/22/97,    12.50%   5.45% $  40,000,000  $   40,837,220
 1/07/98,     5.65%   5.80     20,800,000      20,775,833
                                           --------------
                                               61,613,053
                                           --------------
FEDERAL HOME LOAN BANKS,
    FLOATING RATE NOTES (1) - 6.24%

  9/26/97             5.49     50,000,000      49,980,810
  3/06/98             5.26     50,000,000      49,967,888
                                           --------------
                                               99,948,698
                                           --------------
STUDENT LOAN MARKETING ASSOCIATION,
    DISCOUNT NOTE - 7.50%

  4/01/97             6.48    120,000,000     120,000,000
                                           --------------
STUDENT LOAN MARKETING ASSOCIATION,
    BONDS - 2.41%

12/19/97,     5.44%   5.56     25,000,000      24,979,327
12/24/97,     5.62%   5.62     13,605,000      13,605,000
                                           --------------
                                               38,584,327
                                           --------------
STUDENT LOAN MARKETING ASSOCIATION,
    FLOATING RATE NOTES (1) - 2.50%

 10/30/97             5.76% $  20,000,000  $   20,020,688
 11/24/97             5.58     20,000,000      20,000,000
                                           --------------
                                               40,020,688
                                           --------------

TENNESSEE VALLEY AUTHORITY, DISCOUNT NOTES - 9.91%

  4/08/97             5.21     20,000,000      19,979,739
  4/23/97             5.41     16,000,000      15,947,102
  5/12/97             5.20     10,000,000       9,940,778
  5/13/97             5.50     50,000,000      49,679,166
  5/21/97             5.27     17,575,000      17,446,361
  5/22/97             5.42     12,000,000      11,907,860
  5/23/97             5.47     14,000,000      13,889,384
  6/11/97             5.52     20,000,000      19,782,267
                                           --------------
                                              158,572,657
                                           --------------
TOTAL INVESTMENTS, AT VALUE
    (COST $1,600,664,793) - 100%           $1,600,664,793
                                           --------------

--------------------------------------------------------------------------------

(1) For regulatory purposes, the maturity date of floating rate securities with market prices that approximate par is considered to be the date upon which the next readjustment of the interest rate can occur.

(2) The interest rates disclosed in the portfolio of investments are as follows:
    - U.S. Government Agency discount notes - the discount rate at the time of purchase;
    - U.S. Government Agency bonds - the yield to maturity at the time of purchase;
    - U.S. Government Agency floating rate notes - the nominal coupon rate at March 31,1997.


               See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES   (Unaudited)

                                                                                    MARCH 31, 1997
ASSETS
    Investments in securities, at value (Note 1) (Cost $1,600,664,793)              $1,600,664,793
    Receivable for investments sold                                                     25,001,953
    Interest receivable                                                                  6,285,555
    Prepaid expenses and other assets                                                      403,263
                                                                                    --------------
       TOTAL ASSETS                                                                  1,632,355,564
                                                                                    --------------
LIABILITIES

    Payable for investments purchased                                                   85,614,560
    Accrued investment advisory fee (Note 2)                                             1,072,789
    Other accrued expenses and liabilities                                                 948,602
    Payable for Fund shares redeemed                                                       338,444
    Other accrued expenses payable to adviser (Note 2)                                     309,282
                                                                                    --------------
       TOTAL LIABILITIES                                                                88,283,677
                                                                                    --------------
NET ASSETS

    Equivalent to $1.00 per share on 1,544,071,887 outstanding shares (Note 1)
    ($.01 par value - unlimited number of shares authorized)                        $1,544,071,887
                                                                                    ==============



               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS   (Unaudited)

                                                           SIX MONTHS ENDED
                                                             MARCH 31, 1997
                                                     -------------------------------
  INTEREST INCOME                                                        $40,504,489
  EXPENSES:
   Investment advisory fee (Note 2)                  $ 3,364,139
   Transfer agency fees (Note 2)                       1,069,865
   Distribution (Note 2)                                 747,722
   Accounting services fees (Note 2)                      82,711
   Printing                                               65,331
   Registration fees                                      58,707
   Professional fees                                      21,544
   Trustees' fees (Note 2)                                15,507
   Amortization of organization expense (Note 1)           1,742
   Other                                                   8,062
                                                     -----------
      TOTAL EXPENSES                                                       5,435,331
                                                                         -----------
  NET INVESTMENT INCOME                                                  $35,069,158
                                                                         ===========



               See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                    SIX MONTHS               YEAR
                                                                       ENDED                 ENDED
                                                                   MARCH 31, 1997       SEPTEMBER 30, 1996
FROM NET INVESTMENT INCOME                                         $    35,069,158       $    63,488,295
                                                                   ---------------       ---------------
FROM DIVIDENDS TO SHAREHOLDERS                                         (35,069,158)          (63,488,295)
                                                                   ---------------       ---------------
FROM FUND SHARE TRANSACTIONS:
(at a constant net asset value of $1.00 per share)
Proceeds from shares sold                                            3,155,172,797         5,411,348,184
Net asset value of shares issued in reinvestment of dividends           35,069,158            63,488,295
Payments for shares redeemed                                        (2,979,233,251)       (5,365,902,757)
                                                                   ---------------       ---------------
   Increase in net assets from Fund share transactions                 211,008,704           108,933,722
                                                                   ---------------       ---------------
TOTAL INCREASE IN NET ASSETS                                           211,008,704           108,933,722
NET ASSETS:

Beginning of period                                                  1,333,063,183         1,224,129,461
                                                                   ---------------       ---------------
End of period                                                      $ 1,544,071,887       $ 1,333,063,183
                                                                   ===============       ===============


               See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS   MARCH 31, 1997 (Unaudited)

  NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

  Gradison-McDonald Cash Reserves Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Effective with the start of business on September 27, 1993 (the Reorganization Date) all of the outstanding shares of the Gradison Cash Reserves (GCR) series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. were acquired by a new series of the Trust, Gradison U.S. Government Reserves (the Fund).

  The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

  The following is a summary of significant accounting policies followed by the Trust in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

  SECURITIES VALUATION -- Investments are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share.

  SECURITIES TRANSACTIONS AND INTEREST INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned and includes any immaterial gains or losses realized from securities transactions during the year.

  FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS -- Fund shares are sold and redeemed on a continuing basis at the net asset value. The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. All of the net investment income of the Fund is declared as a dividend and paid in additional shares once daily. Net investment income consists of all interest income accrued on the portfolio securities of the Fund, plus or minus amortized purchase discount or premium, less accrued expenses. Share purchases effective before 12:00 noon (Eastern time) earn dividends that day. Redemption requests received before 12:00 noon will not receive that day's dividend.

  TAXES -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Trust so qualifies, and distributes at least 90% of its taxable net income, the Trust will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

  In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Trust's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

  The tax basis of investments is equal to the amortized cost as shown on the Portfolio of Investments.

  NOTE 2 -- TRANSACTIONS WITH AFFILIATES

  The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. (McDonald), a registered investment adviser and securities dealer, pursuant to the

  NOTES TO FINANCIAL STATEMENTS   MARCH 31, 1997 (Unaudited)

  terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Trust pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50% on the first $400 million, .45% on the next $600 million, .40% on the next $1 billion and .35% on any amounts in excess of $2 billion.

  Under the terms of the Agreement, McDonald bears the costs of salaries and related expenses of executive officers of the Trust who are necessary for the management and operations of the Trust. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Trust's trustees who are affiliated with McDonald.

  Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Trust pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.50 per shareholder account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Trust pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .015% on the first $400 million, .0125% on the next $300 million, .01% on the next $300 million and .0075% on any amount in excess of $1 billion, with a minimum annual fee of $25,000.

  Under the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Trust has entered into an agreement with McDonald pursuant to which the Trust pays McDonald a service fee in the annual amount of .10% of the Fund's average daily net assets.

  The officers of the Trust are also officers of McDonald.

  Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $6,000 payable in quarterly installments for service during each fiscal quarter, (b) $500 for each Board of Trustees meeting attended and (c) $300 for each committee meeting attended.